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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       Date of Report: September 29, 1998
                        (Date of earliest event reported)


                       CAPSTEAD SECURITIES CORPORATION IV
             (Exact name of Registrant as specified in its charter)


              Delaware                   3-47913                 75-2390594
      (State of Incorporation)    (Commission File No.)       (I.R.S. Employer
                                                             Identification No.)
       2711 N. Haskell Avenue
            Suite 1000
           Dallas, Texas                                           75204
(Address of Principal executive offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 874-2500







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Item 5.  Other Events.



         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 33-42337) filed with the Securities and Exchange Commission (the "Commission") on August 21, 1991, as amended by Amendment No. 1 thereto filed with the Commission on October 10, 1991, (collectively, the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its collateralized mortgage obligations, issuable in series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated September 28, 1998 and the related Prospectus Supplement, dated September 28, 1998 (collectively, the "Prospectus"), which are to be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Collateralized Mortgage Obligations, Series 1998-3 (the "Bonds").

         On September 29, 1998, the Registrant caused the issuance and sale of approximately $345,831,963 aggregate initial principal amount of Bonds. The Bonds are collateralized by mortgage pass-through certificates (the "Certificates") evidencing the beneficial ownership interest in entire pools of certain first lien, fixed-rate or adjustable rate mortgage loans secured by one- to four-family residential properties (the "Mortgage Loans"). The Certificates were created pursuant to certain Pooling and Servicing Agreements described in the Prospectus. The Bonds were issued pursuant to an Indenture dated as of September 1, 1998 (the "Indenture"), between the Registrant and Chase Bank of Texas, National Association, as Indenture Trustee (the "Indenture Trustee"), as supplemented by the Series 1998-3 Supplement thereto dated as of September 1, 1998 (the "Series Supplement"), between the Registrant and the Indenture Trustee. A copy of the Indenture is filed as Exhibit 4.1 to this Form 8-K, and a copy of the Series Supplement is filed herewith as Exhibit 4.2.

         The Class A Bonds (as defined in the Prospectus), having an aggregate principal balance of $345,831,863 have been sold by the Registrant to Greenwich Capital Markets, Inc. ("Greenwich") pursuant to an Underwriting Agreement dated as of September 28, 1998 (the "Underwriting Agreement"), as supplemented by a Terms Agreement dated as of September 28, 1998, each among Greenwich, the Registrant and Capstead Mortgage Corporation ("CMC"). A copy of the Underwriting Agreement is filed as Exhibit 1 to the this Form 8-K.









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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.       Description

         *1.1 Underwriting Agreement dated as of September 28, 1998 between Greenwich Capital Markets, Inc., the Registrant and Capstead Mortgage Corporation

         *4.1 Indenture dated as of September 1, 1998 between the Registrant and Chase Bank of Texas, National Association, as Indenture Trustee

         *4.2 Series 1998-3 Supplement dated as of September 1, 1998 between the Registrant and Chase Bank of Texas, National Association, as Indenture Trustee


--------------

* Filed herewith.






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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CAPSTEAD SECURITIES CORPORATION IV



October 8, 1998                      By: /s/  WADE WALKER
                                         --------------------------------------
                                         Wade Walker,
                                         Vice President






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                                INDEX TO EXHIBITS


Exhibit No.

         *1.1 Underwriting Agreement dated as of September 28, 1998 between Greenwich Capital Markets, Inc., the Registrant and Capstead Mortgage Corporation

         *4.1 Indenture dated as of September 1, 1998 between the Registrant and Chase Bank of Texas, National Association, as Indenture Trustee

         *4.2 Series 1998-3 Supplement dated as of September 1, 1998 between the Registrant and Chase Bank of Texas, National Association, as Indenture Trustee

* Filed herewith.